UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
reported: December 13, 2012

AMR CORPORATION _
(Exact name of registrant as specified in its charter)

Delaware 1-8400 75-1825172 _
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)

(817) 963-1234 _
                 (Registrant's telephone number)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the current report on Form 8-K filed on December 10, 2012 is being filed to correct the press release attached as Exhibit 99.1 to that report, the original of which contained inadvertent errors.

Item 8.01 Other Events

AMR Corporation issued a press release on December 13, 2012 to correct the press release issued on December 10, 2012, which reported November revenue and traffic results. The corrected press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated December 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: December 13, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Contact:    Sean Collins
Media Relations
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Thursday, Dec. 13, 2012

AMR CORPORATION REPORTS CORRECTED NOVEMBER 2012 REVENUE AND TRAFFIC RESULTS

FORT WORTH, Texas - On Monday, December 10, the company's press release announcing November 2012 Revenue and Traffic results contained inadvertent errors in the year-to-date totals, and in reported regional and consolidated traffic and capacity results. There were no changes to the mainline traffic information or the unit revenue results for November.   The complete corrected press release is included below.
AMR Corporation reported November 2012 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly owned subsidiary, AMR Eagle Holding Corporation.
Consolidated capacity and traffic were 2.1 percent and 0.9 percent higher year-over-year respectively, resulting in a consolidated load factor of 80.7 percent, a decrease of 1.0 points versus the same period last year.
International traffic was 4.6 percent higher on a 5.2 percent increase in capacity, resulting in an international load factor of 78.9 percent, 0.5 points lower compared to the same period last year. The Atlantic entity recorded the highest load factor of 79.9 percent, an increase of 2.3 points versus November 2011.
Domestic load factor decreased 1.5 points to 82.8 percent, as traffic decreased 1.2 percent on 0.6 percent more capacity.
November's consolidated passenger revenue per available seat mile (PRASM) decreased an estimated 2.3 percent versus the same period last year. American estimates that Hurricane Sandy and the early November snow storm in the Northeast negatively impacted November revenues by approximately $25 million, and lowered unit revenue by 1.5 percentage points. Separately, operational disruptions that took place in late September and early October affected bookings for November travel, negatively impacting revenues in the month by an estimated $30 million, and lowered unit revenue by an additional 1.8 percentage points. American estimates that absent these events, PRASM in November 2012 would have been approximately 1.0 percent higher than in November 2011.
On a consolidated basis, the company boarded 8.6 million passengers in November.

The Company's Results Are Detailed Below:
AMR PRELIMINARY RESULTS SUMMARY
November 2012 consolidated year-over-year PRASM change     (2.3)%
November 2011 consolidated PRASM (cents/ASM)    12.94
November 2012 consolidated fuel price including effective hedges & taxes (dollars/gallon)    $3.20

AMR TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	NOVEMBER				Year-to-Date
	2012	2011	Change		2012	2011	Change
REVENUE PASSENGER MILES (000)
Domestic	5,954,174	6,024,649	(1.2)%		68,981,069	70,190,329	(1.7)%
International	3,884,548	3,714,699	4.6		46,905,408	46,020,290	1.9
Atlantic	1,199,470	1,300,443	(7.8)		17,172,965	17,715,200	(3.1)
Latin America	2,107,929	1,922,372	9.7		22,826,059	21,984,940	3.8
Pacific	577,149	491,883	17.3		6,906,384	6,320,150	9.3

Mainline	9,838,722	9,739,348	1.0		115,886,477	116,210,619	(0.3)
Regional	816,796	826,135	(1.1)		9,379,539	9,057,018	3.6
Consolidated	10,655,518	10,565,482	0.9		125,266,017	125,267,637	—

AVAILABLE SEAT MILES (000)
Domestic	7,191,236	7,147,023	0.6%		82,224,086	84,118,924	(2.3)%
International	4,920,860	4,677,895	5.2		57,352,520	57,475,957	(0.2)
Atlantic	1,501,200	1,676,363	(10.4)		20,735,814	22,177,671	(6.5)
Latin America	2,686,880	2,368,901	13.4		28,239,460	27,170,414	3.9
Pacific	732,780	632,630	15.8		8,377,246	8,127,872	3.1

Mainline	12,112,096	11,824,918	2.4		139,576,605	141,594,881	(1.4)
Regional	1,095,399	1,116,548	(1.9)		12,467,063	12,339,225	1.0
Consolidated	13,207,494	12,941,466	2.1		152,043,669	153,934,105	(1.2)

LOAD FACTOR
Domestic	82.8	84.3	(1.5)	Pts	83.9	83.4	0.5	Pts
International	78.9	79.4	(0.5)		81.8	80.1	1.7
Atlantic	79.9	77.6	2.3		82.8	79.9	2.9
Latin America	78.5	81.2	(2.7)		80.8	80.9	(0.1)
Pacific	78.8	77.8	1.0		82.4	77.8	4.7

Mainline	81.2	82.4	(1.1)		83.0	82.1	1.0
Regional	74.6	74.0	0.6		75.2	73.4	1.8
Consolidated	80.7	81.6	(1)		82.4	81.4	1.0

PASSENGERS BOARDED
Mainline	6,881,270	6,809,664	1.1%		79,128,745	79,033,464	0.1%
Regional	1,732,712	1,754,780	(1.3)		19,739,421	19,456,815	1.5
Consolidated	8,613,982	8,564,444	0.6		98,868,166	98,490,279	0.4

SYSTEM CARGO TON MILES (000)
Total	145,028	143,855	0.8%		1,611,925	1,639,104	(1.7)%
Note: Regional data is inclusive of American Eagle®, Executive Airlines®, and AmericanConnection®~~.~~

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, the impact of the bankruptcy filings of the Company and certain of its U.S. subsidiaries, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges. The Company cannot predict what the ultimate value of any of its securities may be or whether holders of any such securities will receive any distribution in the Company's reorganization. However, it is likely that the Company's common stock will have little or no value at the time of the Company's emergence from bankruptcy, and the common stock could be canceled entirely upon the approval of the Bankruptcy Court. In the event of such cancellation, amounts invested in the Company's common stock will not be recoverable. Accordingly, the Company urges that caution be exercised with respect to existing and future investments in any of these securities (including the Company's common stock) or other Company claims. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-K for the period ended December 31, 2011, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The Company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines, American Eagle® and the AmericanConnection® carrier serve 260 airports in more than 50 countries and territories with, on average, more than 3,500 daily flights. The combined network fleet numbers nearly 900 aircraft. American's award-winning website, AA.com®, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld® alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members and members-elect serve more than 900 destinations with more than 9,000 daily flights to 150 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com, and AAdvantage are trademarks of American Airlines, Inc. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.
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Current AMR Corp. news releases can be accessed at http://www.aa.com